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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K




                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                March 3, 2003
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               (Date of Report: Date of earliest event reported)


                                 Cordia Corp.
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           (Exact name of registrant as specified in its charter)


          Nevada                 33-23437                 2917728
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)


             2500 Silverstar Road, Suite 500 Orlando, Florida 32804
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                    (Address of principal executive office)



Registrant's telephone number, including area code: (866) 777-7777
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                                NA
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        (Former name or former address, if changed since last report)














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ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

After carefully evaluating the future business prospects for each of Cordia's operating subsidiaries and in consideration of the limited operating capital available to the Company, the Board of Directors, in an effort to enhance shareholder value, approved a transaction which would result in the sale of Cordia's insurance related operating subsidiaries, I.S.G Group, Inc. ("ISG") and U.S. Direct Insurance Agency, Inc. ("US Direct"). In the process of evaluating the transaction, the Board of Directors received and considered an independent valuation of ISG and US Direct. In addition, the Board also received and evaluated a separate fairness opinion.

This transaction was entered as a result of Cordia's decision to focus its attention and financial resources on the development and promotion of its technology and telecommunications business. In an effort to find a buyer for its insurance division, Cordia approached West Lane Group, Inc. ("West Lane"), which is controlled by the current management of ISG. The owners of West Lane and/or West Lane is a major shareholder of Cordia.

After further negotiations between West Lane and Cordia, West Lane and Cordia have agreed to transfer 100% of the ownership interest of ISG and US Direct to West Lane in exchange for a purchase price of $750,000 represented by a promissory note in that amount, with a term of two years bearing interest at 6% annually and secured by Cordia Corporation shares owned by West Lane. Cordia also licensed certain software to West Lane for a license fee of $250,000.

The closing occurred on March 3, 2003.



ITEM 7.   EXHIBITS

     The following exhibits are included as part of this report:

               SEC
Exhibit      Reference
Number       Number            Title of Documents                Location
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10.1           10       Agreement and Plan of
                        Reorganization and Corporate
                        Separation                             This Filing

10.2           10       Promissory Note-West Land              This Filing

10.3           10       License Agreement                      This Filing


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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         Cordia Corp.


                                          By: /s/
                                             ----------------------------
Date: March 5, 2003                          Patrick Freeman, Chief Executive
                                             Officer